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EX-99.906CERT
SECTION 906 CERTIFICATIONS

                            SECTION 906 CERTIFICATION

          Joseph D. Gallagher, Chief Executive Officer, and Michael A. Pignataro, Chief Financial Officer, of Credit Suisse Small Cap Growth Fund, Inc. (the "Fund"), each certify to the best of his knowledge that:

(1)       The Fund's periodic report on Form N-CSR for the period ended
April 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

     /s/ Joseph D. Gallagher                /s/ Michael A. Pignataro
     -----------------------                ------------------------
     Joseph D. Gallagher                    Michael A. Pignataro
     Chief Executive Officer                Chief Financial Officer
     July 2, 2003                           July 2, 2003

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.